Earnings Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Share

3. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted earnings per share for the three years ended December 31, 2014 (in thousands, except per share amounts):

	2014	2013	2012
Numerator:
Net income	$10,394	$8,418	$7,645

Denominator:
Weighted-average shares outstanding	27,570	26,853	26,128
Effect of dilutive shares	453	810	1,379

Weighted-average diluted shares	28,023	27,663	27,507

Basic earnings per share	$0.38	$0.31	$0.29

Diluted earnings per share	$0.37	$0.30	$0.28

Potentially dilutive shares representing approximately 70,000, 70,000, and 105,000 shares of common stock for 2014, 2013, and 2012, respectively, were excluded from the calculation of diluted earnings per share because their effect would have been anti-dilutive.